UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 14, 2003

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________

          DELAWARE                     000-29598                  36-3252484
(State or other jurisdiction    (Commission file number)       (I.R.S. employer
    of incorporation)                                        identification no.)

          501 W. NORTH AVENUE                                       60160
        MELROSE PARK, ILLINOIS                                   (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         (a) On May 14, 2003, Midwest Banc Holdings, Inc. (the "Company") announced that its pending merger with CoVest Bancshares, Inc. will not close prior to June 30, 2003. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's announcement, which is incorporated herein by reference.

ITEM 7(C).  EXHIBITS.

         Exhibit 99.1      Press Release dated May 14, 2003.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 14, 2003                 MIDWEST BANC HOLDINGS, INC.

                                    By:  /s/ Brad A. Luecke
                                       -----------------------------------------
                                       Brad A. Luecke
                                       President and Chief Executive Officer


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                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------
    99.1        Press Release dated May 14, 2003